Exhibit 10.25


                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT
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                                      UNDER
                                      -----
                             1998 STOCK OPTION PLAN
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         THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the 12th day of February, 2002, by and between HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC. (hereinafter referred to as the "Company"), and Christopher Tisi (hereinafter referred to as the "Option Holder").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Grant Under 1998 Stock Option Plan. Subject to the terms and conditions of this Agreement and the Company's 1998 Stock Option Plan (as amended from time to time, the "Plan"), the Company hereby grants to the Option Holder an option (the "Option") to purchase 50,000 shares (the "Option Shares") of the Common Stock of the Company, $.001 par value per share (the "Common Stock"), at the exercise price of $0.12 per share (the "Option Price"). The Option is granted effective as of February 12, 2002 (the "Granting Date"). The Option hereby granted shall expire thirty (30) days after the delivery of this Agreement to the Option Holder unless the Option Holder signs and returns this Agreement to the Company within said thirty (30) days.

         2. Grant as Nonqualified Stock Option; Other Options. The Option is not intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986 (the "Code"). The Option is a Nonqualified Stock Option as provided in the Plan. The Option is in addition to any other options heretofore or hereafter granted to the Option Holder by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

         3. Vesting of Option. If the Option Holder has continued to be employed or retained by the Company on the following dates, the Option Holder may exercise the Option for the number of shares set forth opposite the applicable date:

              Date                                    Number of Shares
              ----                                    ----------------
        January 31, 2002                                   50,000
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         The foregoing rights are cumulative and, while the Option Holder continues to be employed or retained by the Company, may be exercised up to and including the date which is four (4) years from the Granting Date.

         4. 1998 Stock Option Plan. The Option is granted pursuant to and is governed in all respects by the Plan including, without limitation, Section 7 (Terms and Conditions of Options) and Section 8 (Terms and Conditions) of the Plan. The rights of the Option Holder are subject to all of the terms and conditions of this Agreement and the Plan, and the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. The Option Holder hereby acknowledges receipt


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of a copy of the Plan and agrees to be bound by all terms and provisions thereof and further agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement or the Plan. Unless otherwise defined in this Agreement or unless the context otherwise requires, capitalized terms used herein shall have the same meanings as in the Plan.

         5. Right of First Refusal. The Company shall have a right of first refusal with respect to all of the Option Shares of Option Holder as provided in
Section 10 (Right of First Refusal) of the Plan.

         6. Partial Exercise. Exercise of the Option up to the extent provided in Section 3 above may be made in part at any time and from time to time within the above limits.

         7. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by thirty (30) days' prior written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise the Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full Option Price of such shares. The Option Price for all Option Shares shall be payable in United States Dollars in cash or by check, or any combination of the foregoing, equal in amount to the aggregate of the Option Price for all Option Shares purchased. In no event shall the Company be required to issue any Option Shares prior to admission of such shares to listing on any stock exchange on which the Company's Common Stock may then be listed, and unless the Option Shares are at that time effectively registered or, in the opinion of counsel for the Company, exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other federal and state laws and regulations having similar requirements.

         8. Agreement to Purchase for Investment. The Option Holder agrees that unless otherwise consented to in writing by the Company, the Option Shares will be purchased for investment only and not with any intention to resell or distribute the same and that upon the exercise of the Option or any part thereof the Option Holder will deliver to the Company a representation in writing, in such form as the Company shall require, that the Option Shares are being acquired for investment purposes only and will not be resold except in compliance with 1933 Act and in compliance with all other federal and state securities laws.

         9. Legend. The certificates representing the Option Shares will bear a conspicuous legend in substantially the following form:

                  The securities represented by this certificate have been acquired for investment purposes only and have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said laws have been complied with or unless approved by the Company, which approval may be conditioned upon receipt of an opinion of counsel (acceptable to the Company) that such registration is not required. Transfer of these securities is further restricted by the terms of a Stock Option Agreement between the Company and the holder hereof.

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

         10. Option Not Transferable. The Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Option Holder's lifetime only the Option Holder shall have the right to exercise the Option.

         11. No Obligation to Exercise Option. The grant and acceptance of the Option imposes no obligation on the Option Holder to exercise it.

         12. No Rights as Stockholder until Exercise. The Option Holder shall have no rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefor has been issued to the Option Holder and such Option Shares are fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

         13. Withholding Taxes. If any portion of the Option is treated as a Nonqualified Stock Option, the Option Holder hereby agrees that the Company may withhold from the Option Holder's wages the appropriate amount of federal, state and local withholding taxes attributable to the Option Holder's exercise of such Nonqualified Stock Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of the Option) in kind from the Common Stock otherwise deliverable to the Option Holder on exercise of the Option. The Option Holder further agrees that, if the Company does not withhold an amount from the Option Holder's wages sufficient to satisfy the Company's withholding obligation, the Option Holder will reimburse the Company on demand, in cash, for the amount underwithheld.

         14. Cancellation of Options. The Committee may, in its sole discretion, in cases involving a serious breach of conduct by an Option Holder or activity of an Option Holder in competition with the business of the Company, cancel the Option, whether or not vested, in whole or in part. Such cancellation shall be effective as of the date specified by the Committee. Without limitation, activities which shall constitute a serious breach of conduct include: (i) the disclosure or misuse of confidential information or trade secrets; (ii) activities in violation of the Company's policies; (iii) the violation or breach of any material provision in any employment contract or other agreement between the Option Holder and the Company; (iv) engaging in conduct relating to the Option Holder's employment with or retention by the Company for which either criminal or civil penalties may be sought; and (v) engaging in activities which adversely affect or which are inimical, contrary or harmful to the interests of the Company or its business operations. The determination of whether an Option Holder has engaged in a serious breach of conduct or activity in competition with the business of the Company shall be determined by the Committee in good faith and in its sole discretion.

         15. Lock-up Agreement. The Option Holder agrees that the Option Holder will not, for a period of at least 120 days following the effective date of the Company's initial distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission, directly or indirectly, sell, offer to sell or otherwise dispose of the Company's securities other than any securities which are included in such initial public offering.

         16. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Option Holder and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Option Holder and the Company other than those as set forth or provided for herein and therein. To the extent contemplated herein and therein, the provisions of this Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

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         17. Right of Company to Terminate Services. Nothing herein contained shall affect the right of the Company to terminate the Option Holder's services, responsibilities or duties or his authority to represent the Company at any time for any reason whatsoever, subject to other written agreements with the Option Holder, if any.

         18. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

         20. Governing Law. This Agreement and the respective rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of laws provisions.

         IN WITNESS WHEREOF the Company and the Option Holder have caused this Agreement to be executed as of the day and year first above written.

                         COMPANY:

                         HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

                         By:      /s/Ted Alflen
                                  --------------------------------------------
                         Title:   Director
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                         OPTION HOLDER:

                                  /s/Christopher Tisi
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                         Signature

                                  Christopher Tisi
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                         Print Name

                                  3750 Investment Lane
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                         Street Address

                                  West Palm Beach, FL  33404
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                                  City           State                   Zip

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                                 Social Security Number




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